Business Combinations	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Business Combinations [Abstract]
Business Combinations
Business Combinations
On May 1, 2013, LKQ Netherlands B.V., a subsidiary of LKQ Corporation, entered into a sale and purchase agreement with H2 Sator B.V., Cooperatieve H2 Sator U.A. and H2 Sator U.A. (collectively the "Sellers") to acquire the shares of Sator, an automotive aftermarket parts distribution company based in the Netherlands, with operations in the Netherlands, Belgium and Northern France.  With the acquisition of Sator, we expanded our geographic presence in the European automotive aftermarket products market into continental Europe to complement our existing U.K. operations. Total acquisition date fair value of the consideration for the acquisition of Sator was €209.8 million ($272.8 million) of cash, net of cash acquired. We recorded $139.2 million of goodwill related to our acquisition of Sator, which we do not expect will be deductible for income tax purposes. In the period between May 1, 2013 and September 30, 2013, Sator generated approximately $165.4 million of revenue and $4.4 million of net income.
In addition to our acquisition of Sator, we made sixteen acquisitions during the nine months ended September 30, 2013, including seven wholesale businesses in our European segment, eight wholesale businesses in North America and a self service operation. Our European acquisitions included five automotive paint distribution businesses in the U.K., which enabled us to expand our collision product offerings. Our other acquisitions completed during the nine months ended September 30, 2013 enabled us to expand into new product lines and enter new markets. Total acquisition date fair value of the consideration for these acquisitions was $133.1 million, composed of $122.4 million of cash (net of cash acquired), $6.8 million of notes payable, $0.1 million of other purchase price obligations (non-interest bearing) and $3.9 million for the estimated value of contingent payments to former owners. The maximum amount of the contingent payment is $4.9 million. During the nine months ended September 30, 2013, we recorded $88.1 million of goodwill related to these acquisitions and immaterial adjustments to preliminary purchase price allocations related to certain of our 2012 acquisitions. We expect $9.5 million of the $88.1 million of goodwill recorded to be deductible for income tax purposes. In the period between the acquisition dates and September 30, 2013, these acquisitions generated $56.0 million of revenue and $2.2 million of net income.
The consideration for our 2011 acquisition of ECP included a contingent payment agreement with a potential payment of up to £30 million based on ECP's 2013 results. In April 2013, we entered into an agreement waiving for Draco Limited, one of the sellers of ECP, the condition of ECP achieving the 2013 performance target, subject to the closing of the Sator acquisition.  As a result of the waiver and the closing of the Sator acquisition in May 2013, we are obligated to pay Draco Limited approximately £27 million in the first quarter of 2014, which is equal to the maximum payment for Draco Limited's share of the contingent payment agreement. The waiver of the 2013 performance targets did not have a material impact on our financial position or results of operations, and it is not expected to have a material impact on our cash flows, as the fair value of the contingent payment liability prior to the waiver was calculated assuming a high probability of achieving the performance targets for the maximum payment. We also believe the waiver will improve our flexibility to execute our European strategy.
During the year ended December 31, 2012, we made 30 acquisitions in North America, including 22 wholesale businesses and 8 self service retail operations. These acquisitions enabled us to expand our geographic presence and to enter new markets. Additionally, two of our acquisitions were completed with a goal of improving the recovery from scrap and other metals harvested from the vehicles we purchase: a precious metals refining and reclamation business and a scrap metal shredder.
Total acquisition date fair value of the consideration for the 2012 acquisitions was $284.6 million, composed of $261.5 million of cash (net of cash acquired), $16.0 million of notes payable, $1.6 million of other purchase price obligations (non-interest bearing) and $5.5 million of contingent payments to former owners. The contingent consideration arrangements made in connection with our 2012 acquisitions have a maximum potential payout of $6.5 million.
During the year ended December 31, 2012, we recorded $197.6 million of goodwill related to these 30 acquisitions and immaterial adjustments to preliminary purchase price allocations related to certain of our 2011 acquisitions. Of this amount, approximately $157.8 million is expected to be deductible for income tax purposes.
Our acquisitions are accounted for under the purchase method of accounting and are included in our unaudited consolidated condensed financial statements from the dates of acquisition. The purchase prices were allocated to the net assets acquired based upon estimated fair market values at the dates of acquisition. The purchase price allocations for the acquisitions made during the nine months ended September 30, 2013 and the last three months of 2012 are preliminary as we are in the process of determining the following: 1) valuation amounts for certain receivables, inventories and fixed assets acquired; 2) valuation amounts for certain intangible assets acquired; 3) the acquisition date fair value of certain liabilities assumed; and 4) the final estimation of the tax basis of the entities acquired. We have recorded preliminary estimates for certain of the items noted above and will record adjustments, if any, to the preliminary amounts upon finalization of the valuations.
The preliminary purchase price allocations for the acquisitions completed during the nine months ended September 30, 2013 and the year ended December 31, 2012 are as follows (in thousands):

	Nine Months Ended September 30, 2013			Year Ended
	Sator	Other Acquisitions	Total	December 31, 2012
Receivables	$61,639	$38,329	$99,968	$15,473
Receivable reserves	(8,563)	(3,023)	(11,586)	(1,459)
Inventory	71,784	24,119	95,903	62,305
Prepaid expenses and other current assets	7,184	2,027	9,211	201
Property and equipment	19,484	12,517	32,001	31,930
Goodwill	139,158	88,103	227,261	201,742
Other intangibles	49,978	4,868	54,846	655
Other assets	2,049	1,232	3,281	187
Deferred income taxes	(15,222)	49	(15,173)	428
Current liabilities assumed	(49,593)	(34,438)	(84,031)	(22,910)
Debt assumed	—	(664)	(664)	(3,989)
Other noncurrent liabilities assumed	(5,074)	—	(5,074)	—
Contingent consideration liabilities	—	(3,854)	(3,854)	(5,456)
Other purchase price obligations	—	(86)	(86)	(1,647)
Notes issued	—	(6,782)	(6,782)	(15,990)
Cash used in acquisitions, net of cash acquired	$272,824	$122,397	$395,221	$261,470

Included in other noncurrent liabilities recorded for our Sator acquisition is a preliminary estimate for certain pension and other post-retirement obligations we assumed with the acquisition. Due to the immateriality of these plans, we have not provided the detailed disclosures otherwise prescribed by the accounting guidance on pensions and other post-retirement obligations.
The primary reason for our acquisitions made during the nine months ended September 30, 2013 and the year ended December 31, 2012 was to leverage our strategy of becoming a one-stop provider for alternative vehicle replacement products. These acquisitions enabled us to expand our market presence, to widen our product offerings, including paint and related equipment in the U.K., and to enter new markets, including continental Europe through the Sator acquisition. When we identify potential acquisitions, we attempt to target companies with a leading market share, an experienced management team and workforce that provide a fit with our existing operations and strong cash flows. For certain of our acquisitions, we have identified cost savings and synergies as a result of integrating the company with our existing business that provide additional value to the combined entity. In many cases, acquiring companies with these characteristics can result in purchase prices that include a significant amount of goodwill.
es and judgments that we believe are reasonable. The unaudited pro forma supplemental information includes the effect of purchase accounting adjustments, such as the adjustment of inventory acquired to net realizable value, adjustments to depreciation on acquired property and equipment, adjustments to rent expense for above or below market leases, adjustments to amortization on acquired intangible assets, adjustments to interest expense, and the related tax effects. The pro forma impact of our Sator acquisition reflects the elimination of acquisition related expenses totaling $3.6 million for the nine months ended September 30, 2013, which do not have a continuing impact on the our operating results. Additionally, the pro forma impact of our other acquisitions reflects the elimination of acquisition related expenses totaling $1.6 million and $2.0 million for the three and nine months ended September 30, 2013, respectively. Refer to Note 10, "Restructuring and Acquisition Related Expenses," for further information on our acquisition related expenses. These pro forma results are not necessarily indicative either of what would have occurred if the acquisitions had been in effect for the period presented or of future results.

Business Combinations
During the year ended December 31, 2012, we made 30 acquisitions in North America, including 22 wholesale businesses and eight self service retail operations. These acquisitions enabled us to expand our geographic presence and enter new markets. Additionally, two of our acquisitions were completed with a goal of improving the recovery from scrap and other metals harvested from the vehicles we purchase: a precious metals refining and reclamation business, which we acquired with the goal of improving the profitability of the precious metals we extract from our recycled vehicle parts; and a scrap metal shredder, which we expect will improve the profitability of the scrap metals recovered from the vehicle hulks in certain of our recycled product operations.
Total acquisition date fair value of the consideration for the 2012 acquisitions was $284.6 million, composed of $261.5 million of cash (net of cash acquired), $16.0 million of notes payable, $1.6 million of other purchase price obligations (non-interest bearing) and $5.5 million of contingent payments to former owners. The contingent consideration arrangements made in connection with our 2012 acquisitions have a maximum potential payout of $6.5 million.
During the year ended December 31, 2012, we recorded $197.6 million of goodwill related to these acquisitions and immaterial adjustments to preliminary purchase price allocations related to certain of our 2011 acquisitions. We expect $157.8 million of the $197.6 million of goodwill recorded to be deductible for income tax purposes. In the period between the acquisition dates and December 31, 2012, our 2012 acquisitions generated $116.3 million of revenue and $11.0 million of operating income. Of our 30 acquisitions completed in 2012, eight were completed in December 2012, and therefore, contributed less than one month of revenue and operating income for the year ended December 31, 2012.
Subsequent to December 31, 2012, we completed the acquisition of an aftermarket product distributor in the U.K. and a paint distribution business in Canada. We are in the process of completing the purchase accounting for these acquisitions, and as a result, we are unable to disclose the amounts recognized for each major class of assets acquired and liabilities assumed, or the pro forma effect of the acquisition on our results of operations.
On October 3, 2011, LKQ Corporation, LKQ Euro Limited (“LKQ Euro”), a subsidiary of LKQ Corporation, and Draco Limited (“Draco”) entered into an Agreement for the Sale and Purchase of Shares of Euro Car Parts Holdings Limited (the “Sale and Purchase Agreement”). Under the terms of the Sale and Purchase Agreement, effective October 1, 2011, LKQ Euro acquired all of the shares in the capital of ECP, an automotive aftermarket products distributor in the U.K., from Draco and the other shareholders of ECP. With the acquisition of ECP, we expanded our geographic presence beyond North America into the European market. Our acquisition of ECP established our Wholesale – Europe operating segment. Total acquisition date fair value of the consideration for the ECP acquisition was £261.6 million ($403.7 million), composed of £190.3 million ($293.7 million) of cash (net of cash acquired), £18.4 million ($28.3 million) of notes payable, £2.7 million ($4.1 million) of other purchase price obligations (non-interest bearing) and a contingent payment to the former owners of ECP. Pursuant to the contingent payment terms, if certain annual performance targets are met by ECP, we will be obligated to pay between £22 million and £25 million and between £23 million and £30 million for the years ending December 31, 2012 and 2013, respectively. We determined the acquisition date fair value of these contingent payments to be £50.2 million ($77.5 million at the exchange rate on October 3, 2011). For the 2012 annual performance period, ECP exceeded the stated performance targets, and therefore, we accrued the maximum payout for the 2012 earnout period as of December 31, 2012. See Note 7, "Fair Value Measurements" for additional information on changes to the fair value of our contingent consideration liabilities during the years ended December 31, 2012 and 2011.
We recorded goodwill of $332.9 million for the ECP acquisition, which will not be deductible for income tax purposes.
In addition to our acquisition of ECP, we made 20 acquisitions in North America in 2011 (17 wholesale businesses and three self service retail operations). Our acquisitions included the purchase of two engine remanufacturers, which expanded our presence in the remanufacturing industry that we entered in 2010. Additionally, our acquisition of an automotive heating and cooling component distributor supplements our expansion into the automotive heating and cooling aftermarket products market. Our North American wholesale business acquisitions also included the purchase of the U.S. vehicle refinish paint distribution business of Akzo Nobel Automotive and Aerospace Coatings (the “Akzo Nobel paint business”), which allowed us to increase our paint and related product offerings and expand our geographic presence in the automotive paint market. Our other 2011 acquisitions enabled us to expand our geographic presence and enter new markets.
Total acquisition date fair value of the consideration for these 20 acquisitions was $207.3 million, composed of $193.2 million of cash (net of cash acquired), $5.9 million of notes payable, $4.5 million of other purchase price obligations (non-interest bearing) and $3.7 million of contingent payments to former owners. In conjunction with the acquisition of the Akzo Nobel paint business on May 26, 2011, we entered into a wholesaler agreement under which we became an authorized distributor of Akzo Nobel products in the acquired markets. Included in this agreement is a requirement to make an additional payment to Akzo Nobel in the event that our purchases of Akzo Nobel products do not meet specified thresholds from June 1, 2011 to May 31, 2014. This contingent payment will be calculated as the difference between our actual purchases and the targeted purchase levels outlined in the agreement for the specified period with a maximum payment of $21 million. The contingent consideration liability recorded in 2011 also includes two additional arrangements that have a maximum potential payout of $4.6 million. The acquisition date fair value of these contingent consideration agreements is immaterial.
During the year ended December 31, 2011, we recorded $105.2 million of goodwill related to these 20 acquisitions and immaterial adjustments to preliminary purchase price allocations related to certain of our 2010 acquisitions. Of this amount, approximately $88.3 million is expected to be deductible for income tax purposes.
In 2010, we made 20 acquisitions in North America (18 wholesale businesses and two self service retail operations). Our acquisitions included the purchase of an engine remanufacturer, which allowed us to further vertically integrate our supply chain. We expanded our product offerings through the acquisition of an automotive heating and cooling component business, as well as a tire recycling business. Our 2010 acquisitions have also enabled us to expand our geographic presence, most notably in Canada through our purchase of Cross Canada, an aftermarket product supplier.
Total acquisition date fair value of the consideration for the 2010 acquisitions was $170.4 million, composed of $143.6 million of cash (net of cash acquired), $5.5 million of notes payable, $4.4 million of other purchase price obligations (non-interest bearing), $2.0 million of contingent payments to former owners and $14.9 million in stock issued (1,379,310 shares). The $14.9 million of common stock was issued in connection with our acquisition of Cross Canada on November 1, 2010. The fair value of common stock issued was based on the market price of LKQ stock on the date of issuance. We recorded goodwill of $91.8 million for the 2010 acquisitions, of which $74.9 million is expected to be deductible for income tax purposes.
Our acquisitions are accounted for under the purchase method of accounting and are included in our consolidated financial statements from the dates of acquisition. The purchase prices were allocated to the net assets acquired based upon estimated fair market values at the dates of acquisition. In connection with the 2012 acquisitions, the purchase price allocations are preliminary as we are in the process of determining the following: 1) valuation amounts for certain of the inventories and equipment acquired; 2) valuation amounts for certain intangible assets acquired; 3) the acquisition date fair value of certain liabilities assumed; and 4) the final estimation of the tax basis of the entities acquired.
The purchase price allocations for the acquisitions completed during 2012 and 2011 are as follows (in thousands):

	Year Ended December 31,
	2012	2011
	(Preliminary)	ECP	Other Acquisitions	Total
Receivables	$15,473	$54,225	$23,538	$77,763
Receivable reserves	(1,459)	(3,832)	(1,121)	(4,953)
Inventory	62,305	93,835	59,846	153,681
Prepaid expenses and other current assets	201	3,189	2,820	6,009
Property and equipment	31,930	41,830	10,614	52,444
Goodwill	201,742	332,891	105,177	438,068
Other intangibles	655	43,723	7,683	51,406
Other assets	187	13	9,420	9,433
Deferred income taxes	428	(13,218)	7,235	(5,983)
Current liabilities assumed	(22,910)	(135,390)	(17,257)	(152,647)
Debt assumed	(3,989)	(13,564)	—	(13,564)
Other noncurrent liabilities assumed	—	—	(619)	(619)
Contingent consideration liabilities	(5,456)	(77,539)	(3,700)	(81,239)
Other purchase price obligations	(1,647)	(4,136)	(4,510)	(8,646)
Notes issued	(15,990)	(28,302)	(5,917)	(34,219)
Cash used in acquisitions, net of cash acquired	$261,470	$293,725	$193,209	$486,934

The primary reason for our acquisitions made in 2012, 2011 and 2010 was to leverage our strategy of becoming a one-stop provider for alternative vehicle replacement products. These acquisitions enabled us to expand our market presence, widen our product offerings and enter new markets. When we identify potential acquisitions, we attempt to target companies with a leading market share, an experienced management team and workforce that provide a fit with our existing operations and strong cash flows. In many cases, acquiring companies with these characteristics can result in purchase prices that include a significant amount of goodwill.
Our acquisition of ECP in 2011 marked our entry into the European automotive aftermarket business and provides an opportunity to us as that market has historically had a low penetration of alternative collision parts. We targeted the U.K. as a desirable market for international expansion. We believe growth opportunities exist for this business, both through the geographic expansion into new primary and secondary markets, as well as through increased product offerings including alternative collision parts. By acquiring ECP, a leading distributor of alternative automotive products, we were able to gain access to this market in a manner that we viewed as quicker and more cost effective than would have been achievable through a start-up organization and organic growth. The potential growth opportunities, combined with the developed distribution network, experienced management team, and established workforce, contributed to the $332.9 million of goodwill recognized related to this acquisition.
The following pro forma summary presents the effect of the businesses acquired during the year ended December 31, 2012 as though the businesses had been acquired as of January 1, 2011, the businesses acquired during the year ended December 31, 2011 as though they had been acquired as of January 1, 2010 and the businesses acquired during the year ended December 31, 2010 as though they had been acquired as of January 1, 2009. The pro forma adjustments are based upon unaudited financial information of the acquired entities (in thousands, except per share data):

	Year Ended December 31,
	2012	2011	2010
Revenue, as reported	$4,122,930	$3,269,862	$2,469,881
Revenue of purchased businesses for the period prior to acquisition:
ECP	—	407,042	420,769
Other acquisitions	202,144	466,002	504,044
Pro forma revenue	$4,325,074	$4,142,906	$3,394,694
Income from continuing operations, as reported	$261,225	$210,264	$167,118
Net income of purchased businesses for the period prior to acquisition, including pro forma purchase accounting adjustments:
ECP	—	21,858	9,669
Other acquisitions	12,674	27,396	12,996
Pro forma income from continuing operations	$273,899	$259,518	$189,783
Basic earnings per share from continuing operations, as reported	$0.88	$0.72	$0.58
Effect of purchased businesses for the period prior to acquisition:
ECP	—	0.07	0.03
Other acquisitions	0.04	0.09	0.05
Pro forma basic earnings per share from continuing operations (a)	$0.93	$0.89	$0.66
Diluted earnings per share from continuing operations, as reported	$0.87	$0.71	0.57
Effect of purchased businesses for the period prior to acquisition:
ECP	—	0.07	0.03
Other acquisitions	0.04	0.09	0.04
Pro forma diluted earnings per share from continuing operations (a)	$0.91	$0.87	$0.65

(a) The sum of the individual earnings per share amounts may not equal the total due to rounding.
Unaudited pro forma supplemental information is based upon accounting estimates and judgments that we believe are reasonable. The unaudited pro forma supplemental information includes the effect of purchase accounting adjustments, such as the adjustment of inventory acquired to net realizable value, adjustments to depreciation on acquired property and equipment, adjustments to amortization on acquired intangible assets, adjustments to interest expense, and the related tax effects. These pro forma results are not necessarily indicative either of what would have occurred if the acquisitions had been in effect for the period presented or of future results.